Exhibit 99.4

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                        INCREASE
                                                                                                                       (DECREASE)
Line                                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR     TOTAL YEAR    VS PRIOR YEAR
                                                       --------    --------    --------    --------     ----------    -------------
     EARNINGS CONTRIBUTION
       BY SUBSIDIARY ($ MILLIONS)

1        Arizona Public Service                        $     65    $     70    $    108    $     39      $    281       $    (26)
2        Pinnacle West Energy                                --           1          13           4            18             20
3        APS Energy Services                                 (8)         --          (3)         --           (10)             3
4        SunCor                                              --          --           2          --             3             (8)
5        El Dorado                                            1          --          --          --            --             (2)
6        Parent Company                                       4          (4)         42          (7)           35             38
                                                       --------    --------    --------    --------      --------       --------

7            Income Before Accounting Change                 62          67         162          36           327             25

8        Cumulative Effect of Change in Accounting -
            Net of Tax                                       (3)         --         (12)         --           (15)           (15)
                                                       --------    --------    --------    --------      --------       --------

9            Net Income                                $     59    $     67    $    150    $     36      $    312       $     10
                                                       ========    ========    ========    ========      ========       ========
     EARNINGS PER SHARE
       BY SUBSIDIARY - DILUTED

10       Arizona Public Service                        $   0.76    $   0.82    $   1.27    $   0.46      $   3.30       $  (0.31)
11       Pinnacle West Energy                                --        0.02        0.16        0.04          0.21           0.24
12       APS Energy Services                              (0.10)         --       (0.03)         --         (0.12)          0.04
13       SunCor                                            0.01          --        0.03        0.01          0.04          (0.10)
14       El Dorado                                         0.01          --          --          --            --          (0.02)
15       Parent Company                                    0.05       (0.05)       0.49       (0.09)         0.42           0.44
                                                       --------    --------    --------    --------      --------       --------

16           Income Before Accounting Change               0.73        0.79        1.92        0.42          3.85           0.29

17       Cumulative Effect of Change in Accounting -
            Net of Tax                                    (0.03)         --       (0.15)         --         (0.17)         (0.17)
                                                       --------    --------    --------    --------      --------       --------

18           Net Income                                $   0.70    $   0.79    $   1.77    $   0.42      $   3.68       $   0.12
                                                       ========    ========    ========    ========      ========       ========

19   BOOK VALUE PER SHARE                              $  28.83    $  28.17    $  29.37    $  29.46      $  29.46       $   1.37

     COMMON SHARES OUTSTANDING -
       DILUTED (THOUSANDS)
20       Average                                         84,966      85,042      84,909      84,824        84,930             (5)
21       End of Period                                   84,718      84,713      84,663      84,724        84,724              9

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                        1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR   VS PRIOR YEAR
                                                           --------   --------   --------   --------   ----------   -------------
     ELECTRIC OPERATING REVENUES
        (DOLLARS IN MILLIONS)
     Retail
22       Residential                                       $    173   $    234   $    328   $    180    $    915       $     34
23       Business                                               199        258        276        219         952             17
                                                           --------   --------   --------   --------    --------       --------
24           Total retail                                       372        492        604        399       1,867             51
                                                           --------   --------   --------   --------    --------       --------
     Wholesale revenue on delivered electricity
25       Traditional contracts                                   26         55        (10)         2          73            (48)
26       Retail load hedge management                             5        182        364         27         578             17
         Marketing and trading -- delivered
27           Generation sales other than native load             87         51          4          6         148             32
28           Realized margin on electricity trading              12         17         (5)        38          62              6
29           Other delivered electricity (a)                    111        138         51         29         329             87
                                                           --------   --------   --------   --------    --------       --------
30           Total delivered marketing and trading              210        206         50         73         539            125
                                                           --------   --------   --------   --------    --------       --------
31       Total delivered wholesale electricity                  241        443        404        102       1,190             94
                                                           --------   --------   --------   --------    --------       --------
     Other marketing and trading
32       Realized margins on delivered commodities
            other than electricity (a)                           (5)       (12)        (1)         4         (14)            (5)
33       Prior period mark-to-market (gains) losses on
            contracts delivered during current period (a)         6          5        (37)       (51)         (1)             1
34       Change in mark-to-market for future-period
            deliveries                                           47         35        130         (9)        127            113
                                                           --------   --------   --------   --------    --------       --------
35       Total other marketing and trading                       48         28         92        (56)        112            109
                                                           --------   --------   --------   --------    --------       --------
36   Transmission for others                                      4          5          9          8          26             11
37   Other miscellaneous services                                 6          5          6          1          18             (9)
                                                           --------   --------   --------   --------    --------       --------
38           Total electric operating revenues             $    671   $    973   $  1,115   $    454    $  3,213       $    256
                                                           ========   ========   ========   ========    ========       ========
     ELECTRIC SALES (GWH)

     Retail sales
39       Residential                                          2,121      2,467      3,597      2,149      10,335            554
40       Business                                             2,824      3,445      3,724      3,071      13,064            310
                                                           --------   --------   --------   --------    --------       --------
41           Total retail                                     4,945      5,912      7,321      5,220      23,399            864
                                                           --------   --------   --------   --------    --------       --------
     Wholesale electricity delivered
42       Traditional contracts                                  569        598        (37)        83       1,213           (397)
43       Retail load hedge management                            75        736      1,847        382       3,040         (3,634)
         Marketing and trading -- delivered
44           Generation sales other than native load            623        436         73        256       1,388           (106)
45           Electricity trading                              2,291      2,359      3,553      3,828      12,031          2,772
46           Other delivered electricity                        759        810        267        746       2,582           (378)
                                                           --------   --------   --------   --------    --------       --------
47           Total delivered marketing and trading            3,673      3,605      3,893      4,830      16,001          2,288
                                                           --------   --------   --------   --------    --------       --------
48       Total delivered wholesale electricity                4,318      4,939      5,703      5,295      20,254         (1,743)
                                                           --------   --------   --------   --------    --------       --------
49           Total electric sales                             9,263     10,851     13,024     10,515      43,653           (879)
                                                           ========   ========   ========   ========    ========       ========

     ----------
     (a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $1 million was transferred to "realized" for the total year 2001. Lines 29 and 32 include amounts totaling $1 million of realized revenues for the year 2001.

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                           1ST QTR   2ND QTR   3RD QTR   4TH QTR   TOTAL YEAR   VS PRIOR YEAR
                                                               -------   -------   -------   -------   ----------   -------------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS
         (DOLLARS IN MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
         Realized margin on delivered commodities
             Electricity
50               Generation sales other than native load       $    48   $    26   $     3   $     3     $    80       $    26
51               Other electricity marketing and trading (a)         4        43        14        56         117            48
                                                               -------   -------   -------   -------     -------       -------
52               Total electricity                                  52        69        17        59         197            74
53           Other commodities (a)                                  (5)      (12)       (1)        4         (14)           (5)
                                                               -------   -------   -------   -------     -------       -------
54           Total realized margin                                  47        57        16        63         183            69
                                                               -------   -------   -------   -------     -------       -------
         Prior-period mark-to-market (gains) losses on
            contracts delivered during current period
55           Electricity (a)                                         1        --       (38)      (38)        (11)           (9)
56           Other commodities (a)                                  12         5         1        (4)         25            25
57           Charge related to trading activities with Enron
                and its affiliates                                  --        --        --        (8)         (8)           (8)
                                                               -------   -------   -------   -------     -------       -------
58           Subtotal                                               13         5       (37)      (50)          6             8
                                                               -------   -------   -------   -------     -------       -------
59       Total current period effects (b)                           60        62       (21)       13         189            77
                                                               -------   -------   -------   -------     -------       -------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
61       Electricity                                                45        42       126        (2)        146           139
62       Other commodities                                           2        (6)        3        (7)        (18)          (25)
                                                               -------   -------   -------   -------     -------       -------
63       Total future period effects                                47        36       129        (9)        128           114
                                                               -------   -------   -------   -------     -------       -------
64   Total gross margin                                        $   107   $    98   $   108   $     4     $   317       $   191
                                                               =======   =======   =======   =======     =======       =======

     FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

     As of December 31, 2001, Pinnacle West had accumulated mark-to-market net gains of $138.0 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: 2002, $43.0 million; 2003, $22.6 million; 2004, $23.6 million; 2005 and thereafter, $48.8 million.

     ----------
     (a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $11 million was transferred to "realized" for the total year 2001. A $11 million realized gain is included in the $117 million on line 51 for the total year 2001.
     (b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                   INCREASE
                                                                                                                  (DECREASE)
Line                                                 1ST QTR    2ND QTR    3RD QTR    4TH QTR      TOTAL YEAR    VS PRIOR YEAR
                                                     -------    -------    -------    -------      ----------    -------------
     MARKETING AND TRADING SEGMENT
         PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
         (DOLLARS IN MILLIONS)

     BY COMMODITY SOLD OR TRADED

65   Electricity                                     $    98    $   111    $   105    $    15        $   328        $   201
66   Natural gas                                          (3)       (12)         9         (3)            (8)           (15)
67   Coal                                                 14          2         (2)        (6)             7             10
68   Emission allowances                                  (2)        (3)        (4)        (2)           (10)            (5)
69   Other                                                --         --         --         --             --             --
                                                     -------    -------    -------    -------        -------        -------
70       Total gross margin                          $   107    $    98    $   108    $     4        $   317        $   191
                                                     =======    =======    =======    =======        =======        =======
     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
71       Generation sales other than native load     $    --    $    --    $    --    $    --        $    --        $    --
72       Other marketing and trading                       7          3         74         (6)            78             80
     APS
73       Generation sales other than native load          48         26          2          3             79             25
74       Other marketing and trading                      53         68         32          3            156             82
     Pinnacle West Energy
75       Generation sales other than native load          --         --         --         --             --             --
76       Other marketing and trading                      --         --         --         --             --             --
     APS ES
77       Other marketing and trading                      (1)         1         --          4              4              4
                                                     -------    -------    -------    -------        -------        -------
78   Total gross margin before income taxes          $   107    $    98    $   108    $     4        $   317        $   191
                                                     =======    =======    =======    =======        =======        =======

See Glossary of Terms.                                             Page 19 of 36

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                           INCREASE
                                                                                                          (DECREASE)
Line                                       1ST QTR     2ND QTR     3RD QTR     4TH QTR     TOTAL YEAR    VS PRIOR YEAR
                                          --------    --------    --------    --------     ----------    -------------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
79       Residential                       775,317     770,335     773,321     786,382       776,339         27,054
80       Business                           97,222      98,065      98,874      98,631        98,198          4,070
                                          --------    --------    --------    --------      --------       --------
81           Total                         872,539     868,400     872,195     885,013       874,537         31,124
82   Wholesale customers                        68          66          66          66            66             (1)
                                          --------    --------    --------    --------      --------       --------
83           Total customers               872,607     868,466     872,261     885,079       874,603         31,123
                                          ========    ========    ========    ========      ========       ========

84   Customer Growth (% over prior year)       4.0%        3.9%        3.7%        3.2%          3.7%          (0.4)%

     RETAIL SALES (GWH) -
        WEATHER NORMALIZED

85   Residential                             2,037       2,204       3,307       2,129         9,677            207
86   Business                                2,825       3,321       3,618       3,013        12,777            134
                                          --------    --------    --------    --------      --------       --------
87           Total                           4,862       5,525       6,925       5,142        22,454            341
                                          ========    ========    ========    ========      ========       ========
     RETAIL USAGE
         (KWH/AVERAGE CUSTOMER)

88   Residential                             2,737       3,203       4,651       2,733        13,312            259
89   Business                               29,047      35,130      37,666      31,136       133,037         (2,459)

     RETAIL USAGE -
          WEATHER NORMALIZED
         (KWH/AVERAGE CUSTOMER)

90   Residential                             2,627       2,861       4,276       2,707        12,465           (174)
91   Business                               29,057      33,865      36,595      30,548       130,115         (4,202)

     ELECTRICITY DEMAND (MW)

92   System peak demand                      3,661       5,358       5,687       3,898         5,687            209

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                       INCREASE
                                                                                                                      (DECREASE)
Line                                                      1ST QTR    2ND QTR    3RD QTR    4TH QTR     TOTAL YEAR    VS PRIOR YEAR
                                                          -------    -------    -------    -------     ----------    -------------
     ENERGY SOURCES (GWH)

     Generation production
93       Nuclear                                            2,261      1,985      2,320      1,818         8,384           (457)
94       Coal                                               2,901      3,245      3,223      3,203        12,572             63
95       Gas, oil and other                                 1,007      1,256      1,157        583         4,003          1,219
                                                          -------    -------    -------    -------       -------        -------
96           Total                                          6,169      6,486      6,700      5,604        24,959            825
                                                          -------    -------    -------    -------       -------        -------
     Purchased power
97       Firm load                                            170        845      1,734        212         2,961            446
98       Marketing and trading                              3,126      3,905      5,667      4,955        17,653         (1,240)
                                                          -------    -------    -------    -------       -------        -------
99           Total                                          3,296      4,750      7,401      5,167        20,614           (794)
                                                          -------    -------    -------    -------       -------        -------
100          Total energy sources                           9,465     11,236     14,101     10,771        45,573             31
                                                          =======    =======    =======    =======       =======        =======
     POWER PLANT PERFORMANCE

     Capacity Factors
101      Nuclear                                               96%        84%        97%        76%           88%            (5)%
102      Coal                                                  78%        87%        85%        85%           84%             1%
103      Gas, oil and other                                    39%        46%        38%        20%           37%            10%
104      System average                                        71%        73%        73%        62%           70%             1%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
105      Nuclear                                               57        180         26        246           127             47
106      Coal                                                 284        166        129         90           167             13
107      Gas                                                   36         52         24         16            32             10
108          Total                                            376        398        179        352           326             70

109  Generation Fuel Cost ($/MWh)                          $19.64     $19.28     $13.21     $12.51        $16.22         $ 2.50

See Glossary of Terms.

                                                           Last Updated 2/3/2003

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2001

                                                                                                                      INCREASE
                                                                                                                     (DECREASE)
Line                                                 1ST QTR     2ND QTR     3RD QTR     4TH QTR      TOTAL YEAR    VS PRIOR YEAR
                                                     -------     -------     -------     -------      ----------    -------------
     ENERGY MARKET INDICATORS (a)

     Electricity Average Daily Spot Prices ($/MWh)
         On-Peak
110          Palo Verde                               $214.21     $182.71     $49.80      $26.89         $118.41        $ 6.98
111          SP15                                     $219.66     $186.30     $45.61      $28.38         $119.99        $12.64
         Off-Peak
112          Palo Verde                               $130.40     $70.32      $27.22      $18.33         $61.57         $ 8.55
113          SP15                                     $159.80     $84.78      $28.92      $20.41         $73.48         $12.74


     WEATHER INDICATORS

     Actual
114      Cooling degree-days                             106       1,733       2,663         620          5,122            539
115      Heating degree-days                             657          43          --         460          1,160            192
116      Average humidity                                 50%         25%         31%         39%            36%             2%
     10-Year Averages
117      Cooling degree-days                              71       1,458       2,454         398          4,381             --
118      Heating degree-days                             556          35          --         435          1,026             --
119      Average humidity                                 45%         25%         34%         40%            36%             0%


     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b)
120      Single-family                                 8,681       9,270       8,264       6,240         32,455            (54)
121      Multi-family                                  3,918       1,820       2,514         717          8,969         (1,259)
                                                     -------     -------     -------     -------        -------        -------
122          Total                                    12,599      11,090      10,778       6,957         41,424         (1,313)
                                                     =======     =======     =======     =======        =======        =======

     Arizona Job Growth (c)
123      Payroll job growth (% over prior year)          2.9%        1.4%        0.2%       (0.9)%          0.9%          (3.0)%
124      Unemployment rate (%, seasonally adjusted)      4.1%        4.3%        4.2%        5.4%           4.5%           0.6%

     SOURCES:
     --------
     (a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
     (b)  Arizona Real Estate Center, Arizona State University College of
          Business
     (c)  Arizona Department of Economic Security

See Glossary of Terms.